Exhibit 10(g)-4
COMMITMENT EXTENSION AGREEMENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT
(Commitment Extension Pursuant to Section 2.08(d) of Credit Agreement and Amendment Pursuant to Section 9.05 of Existing Credit Agreement)
This COMMITMENT EXTENSION AGREEMENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Agreement") dated as of January 26, 2018, is entered into by and among KENTUCKY UTILITIES COMPANY, a Kentucky corporation and a Virginia Corporation ("Borrower"), the undersigned Lenders (as defined in the Credit Agreement) extending their Commitments (as defined in the Credit Agreement) (collectively, the "Extending Lenders") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the "Administrative Agent"), Swingline Lender and Issuing Lender. Capitalized terms used and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).
RECITALS
A.    Borrower, the Extending Lenders, the Lenders (as defined in the Existing Credit Agreement) and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit Agreement dated as of July 28, 2014 (as amended, restated, or otherwise modified from time to time prior to the date hereof, the "Existing Credit Agreement" and as amended hereby, the "Credit Agreement").
B.    The Borrower desires to amend the Existing Credit Agreement (i) to change the existing Termination Date, effective as of the Extension Date (as defined below), from January 27, 2022 to January 26, 2023 and (ii) to amend the definition of "Change of Control" in Section 1.01 of the Existing Credit Agreement, and the Lenders party hereto agree to such amendments. Pursuant to Section 2.08(d) of the Credit Agreement, Borrower has requested an extension of the Termination Date (the "Commitment Extension") of the Commitments from January 27, 2022 to January 26, 2023, effective on the date hereof (the "Extension Date"), provided that the Administrative Agent determines that the conditions specified in or pursuant to Section 2 of this Agreement have been satisfied.
C.    Each of the undersigned Extending Lenders has agreed to extend its Commitment in accordance with Schedule I hereto.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Extension of Commitments. Effective as of the Extension Date, the Termination Date of the Commitment of each Extending Lender identified on Schedule I shall be extended to January 26, 2023, which, for purposes of Section 2.08(d)(ii) of the Credit Agreement, shall be the "Current Termination Date."
2.    Conditions Precedent to Effectiveness of Commitment Extension. Subject to the satisfaction of the following conditions, the Commitment Extension shall be effective as of the Extension Date:

1)	Administrative Agent shall have received:

a)	counterparts of this Agreement, executed by Borrower and each Extending Lender;

b)	an Extension Letter;

c)	a certificate of the Borrower dated the Extension Date and signed by a Responsible Officer of the Borrower, certifying that:

i)	on such date, no Default under the Credit Agreement has occurred and is continuing;

ii)
the representations and warranties of the Borrower contained in the Credit Agreement are true and correct as of the Extension Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date and except for the representations and warranties in Section 5.04(c), Section 5.05 and Section 5.13 of the Credit Agreement; and

iii)
any governmental, regulatory and third party approvals of any Governmental Authority, including, without limitation, the KPSC, TRA, VSCC and/or FERC, required to authorize the Commitment Extension are attached thereto and remain in full force and effect.

d)
Opinions of (i) Pillsbury Winthrop Shaw Pittman LLP, counsel to the Borrower, and (ii) in-house counsel of the Borrower, addressed to the Administrative Agent and each Lender, dated the Extension Date, in form and substance satisfactory to the Administrative Agent.

2)
No action shall have been taken by any competent authority in connection with the approvals referred to in Section 2(1)(c)(iii) which could restrain or prevent the Commitment Extension or impose, in the reasonable judgment of the Administrative Agent, materially adverse conditions upon the consummation of the Commitment Extension.

3)
Borrower shall have paid all fees and expenses that are required to be paid as of the date set forth in that certain fee letter dated December 15, 2017, between the Borrower and Wells Fargo Securities, LLC;

4)	Lenders holding Commitments that aggregate at least 51% of the aggregate Revolving Commitments of the Lenders on or prior to the Election Date shall have agreed to extend the Current Termination Date.
3.    Termination Date Amendment. Upon execution of this Agreement by the requisite Lenders under Section 9.05 of the Existing Credit Agreement, with effect from and including the Extension Date, Section 1.01 of the Existing Credit Agreement is amended by deleting the definition of "Termination Date" in its entirety and replacing it with the following:
"Termination Date" means the earlier to occur of (i) January 26, 2023 and (ii) the date upon which all Commitments shall have been terminated in their entirety in accordance with this Agreement."
4.    Change of Control Amendment. Upon execution of this Agreement by the requisite Lenders under Section 9.05 of the Existing Credit Agreement, with effect from and including the Extension Date, Section 1.01 of the Existing Credit Agreement is amended by amending the definition of "Change of Control" by inserting ", directly or indirectly," immediately prior to "80% or more of the outstanding shares of the Voting Stock in the Borrower." in clause (ii) thereof.
5.    Miscellaneous.

(a)
(i) Headings and captions may not be construed in interpreting provisions; (ii) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (iii) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

(b)
Upon and after the execution of this Agreement by each of the parties hereto, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.

6.    FULL FORCE AND EFFECT; RATIFICATION; ENTIRE AGREEMENT. EXCEPT AS EXPRESSLY MODIFIED HEREIN, ALL OF THE TERMS AND CONDITIONS OF THE EXISTING CREDIT AGREEMENT ARE UNCHANGED AND REMAIN IN FULL FORCE AND EFFECT, AND, AS MODIFIED HEREBY, THE BORROWER CONFIRMS AND RATIFIES ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THE EXISTING CREDIT AGREEMENT. THIS AGREEMENT SHALL CONSTITUTE A LOAN DOCUMENT FOR ALL PURPOSES OF THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE EXECUTION, DELIVERY AND EFFECTIVENESS OF THIS AGREEMENT SHALL NOT, EXCEPT AS EXPRESSLY PROVIDED HEREIN, OPERATE AS A WAIVER OF ANY RIGHT, POWER OR REMEDY OF ANY LENDER OR THE ADMINISTRATIVE AGENT UNDER ANY OF THE LOAN DOCUMENTS, NOR, EXCEPT AS EXPRESSLY APPROVED HEREIN, CONSTITUTE A WAIVER OR

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AMENDMENT OF ANY PROVISION OF ANY OF THE LOAN DOCUMENTS. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

KENTUCKY UTILITIES COMPANY a Kentucky corporation and a Virginia Corporation

By:
	Name:	Daniel K. Arbough
	Title:	Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Swingline Lender and Issuing Lender

By:	/s/ Frederick W. Price
	Name:	Frederick W. Price
	Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION as an Extending Lender

By:	/s/ Frederick W. Price
	Name:	Frederick W. Price
	Title:	Managing Director

BANK OF AMERICA N.A. as an Extending Lender

By:	/s/ Maggie Halleland
	Name:	Maggie Halleland
	Title:	Vice President

JPMORGAN CHASE BANK, N.A. as an Extending Lender

By:	/s/ Juan J. Javellana
	Name:	Juan J. Javellana
	Title:	Executive Director

BARCLAYS BANK PLC as an Extending Lender

By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

CITIBANK, N.A. as an Extending Lender

By:	/s/ Richard D. Rivera
	Name:	Richard Rivera
	Title:	Vice President

MIZUHO BANK, LTD. as an Extending Lender

By:	/s/ Nelson Chang
	Name:	Nelson Chang
	Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA as an Extending Lender

By:	/s/ David Dewar
	Name:	David Dewar
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. as an Extending Lender

By:	/s/ Chi-Cheng Chen
	Name:	Chi-Cheng Chen
	Title:	Director

BNP PARIBAS as an Extending Lender

By:	/s/ Francis DeLaney
	Name:	Francis DeLaney
	Title:	Managing Director

By:	/s/ Theodore Sheen
	Name:	Theodore Sheen
	Title:	Director

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH as an Extending Lender

By:	/s/ Gordon R. Eadon
	Name:	Gordon R. Eadon
	Title:	Authorized Signatory

By:	/s/ Anju Abraham
	Name:	Anju Abraham
	Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as an Extending Lender

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
	Name:	Christopher Zybrick
	Title:	Authorized Signatory

GOLDMAN SACHS BANK USA as an Extending Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A. as an Extending Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

ROYAL BANK OF CANADA as an Extending Lender

By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

SUNTRUST BANK as an Extending Lender

By:	/s/ Arize Agumadu
	Name:	Arize Agumadu
	Title:	Vice President

UBS AG, STAMFORD BRANCH as an Extending Lender

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director Banking Product Services, US

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

U.S. BANK NATIONAL ASSOCIATION as an Extending Lender

By:	/s/ James O’Shaughnessy
	Name:	James O’Shaughnessy
	Title:	Vice President

THE BANK OF NEW YORK MELLON as an Extending Lender

By:	/s/ Mark W. Rogers
	Name:	Mark W. Rogers
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION as an Extending Lender

By:	/s/ Thomas E. Redmond
	Name:	Thomas E. Redmond
	Title:	Managing Director

SCHEDULE I
COMMITMENTS AND APPLICABLE PERCENTAGES OF EXTENDING LENDERS

LENDERS	COMMITMENT	PERCENTAGE

Wells Fargo Bank, National Association	$26,000,000	6.5%
Bank of America, N.A.	26,000,000	6.5%
JPMorgan Chase Bank, N.A.	26,000,000	6.5%
Barclays Bank PLC	26,000,000	6.5%
Citibank, N.A.	26,000,000	6.5%
Mizuho Bank, Ltd.	26,000,000	6.5%
The Bank of Nova Scotia	20,000,000	5.0%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	20,000,000	5.0%
BNP Paribas	20,000,000	5.0%
Canadian Imperial Bank of Commerce	20,000,000	5.0%
Credit Suisse AG, Cayman Islands Branch	20,000,000	5.0%
Goldman Sachs Bank USA	20,000,000	5.0%
Morgan Stanley Bank, N.A.	20,000,000	5.0%
Royal Bank of Canada	20,000,000	5.0%
Suntrust Bank	20,000,000	5.0%
UBS AG, Stamford Branch	20,000,000	5.0%
U.S. Bank National Association	20,000,000	5.0%
The Bank of New York Mellon	12,000,000	3.0%
PNC Bank, National Association	12,000,000	3.0%

Total	$400,000,000	100%